Filed pursuant to Rule 497(e)
Registration No. 333-207738

Miller/Howard Funds Trust (the “Trust”)

Miller/Howard Income-Equity Fund
Miller/Howard Drill Bit to Burner Tip® Fund

SUPPLEMENT DATED JUNE 20, 2017 TO THE PROSPECTUS DATED FEBRUARY 28, 2017

Effective June 20, 2017, the disclosure under “Availability of Portfolio Holdings Information” on page 45 of the Prospectus is deleted and replaced with the following:

The Disclosure of Portfolio Holdings Policies and Procedures has been adopted by the Trust and all mutual funds managed within the Trust.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.

 • Full Holdings: The Funds may make available full portfolio holdings, weights or issuer information on the Funds’ website on a monthly and/or quarterly basis 30-days after the end of the period for which such holdings (and/or other information) are shown. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to each Fund’s shareholders. These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling the Trust at (845) 679- 9166.

• Top 10 Holdings: The Funds may make available top 10 portfolio holdings, weights, issuer information and other portfolio characteristics on the Fund’s website on a monthly and/or quarterly basis 15 days after the end of the period for which such holdings (and/or other information) are shown.

• Other Information: Each Fund may provide other portfolio information monthly and/or quarterly on the Fund’s website 15 days after the end of the period for which such holdings (and/or other information) are shown.

A description of the policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information and on the Funds’ website.

Filed pursuant to Rule 497(e)
Registration No. 333-207738

Miller/Howard Funds Trust (the “Trust”)

Miller/Howard Income-Equity Fund
Miller/Howard Drill Bit to Burner Tip® Fund

SUPPLEMENT DATED JUNE 20, 2017 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

Effective June 20, 2017, the disclosure under “Securities Lending” on page 32 of the Statement of Additional Information is deleted and replaced with the following:

Each Fund may lend portfolio securities with a value not exceeding 33‑1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  A Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  A Fund receives the income on the loaned securities.  Where a Fund receives securities as collateral, a Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, a Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  A Fund is obligated to return the collateral to the borrower at the termination of the loan.  A Fund could suffer a loss in the event a Fund must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  A Fund could also experience delays and costs in gaining access to the collateral.  A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

A Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  A Fund may invest collateral in high quality instruments with short maturities, money market funds and U.S. Government securities. Investments of cash collateral will be made in accordance with policies adopted by the Trust and applicable SEC guidelines.

Effective June 20, Fin2017, the disclosure under “Disclosure of Portfolio Holdings” on pages 63 and 64 of the Statement of Additional Information is deleted and replaced with the following:

Disclosure of Portfolio Holdings

The Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings in accordance with the best interests of the Funds’ Shareholders.  The Funds may make available top 10 portfolio holdings, weights, issuer information and other portfolio characteristics on the Funds’ website on a monthly and/or quarterly basis 15 days after the end of the period for which such holdings (and/or other information) are shown.  The Funds may make available full portfolio holdings, weights or issuer information on the Funds’ website on a monthly and/or quarterly basis 30 days after the end of the period for which such holdings (and/or other information) are shown.   Each Fund may provide other portfolio information monthly and/or quarterly on the Fund’s website 15 days after the end of the period for which such holdings (and/or other information) are shown.

Filed pursuant to Rule 497(e)
Registration No. 333-207738

In other cases, the Funds may disclose all or a portion of the portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non‑public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading).  Subject to the foregoing restrictions, the Funds may disclose on an ongoing and daily basis public and non‑public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), and to any legal counsel for or in connection with the Funds and the Independent Trustees.

The Adviser may also provide all or certain portfolio holdings information to broker‑dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities.  In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Public and/or non‑public portfolio holdings information may be provided to other persons (including, but not limited to, mutual fund and/or other industry rating firms and other statistical and industry evaluation services) at any time if approved by the Funds’ CCO upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to not misuse it.

The Funds and the Adviser will periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is materially consistent with the Funds’ policy.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

This supplement should be retained with your Statement of Additional Information for future reference.